SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2018

GRATITUDE HEALTH, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-185083	27-1517938
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11231 US Highway One

Suite 200

North Palm Beach, Fl. 33408

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (561) 227-2727

(Former Name or Former Address, if Changed Since Last Report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

As used herein, the terms, “we,” “us,” “our,” and the “Company” refers to Vapir Enterprises, Inc., a Nevada corporation and its subsidiaries, unless otherwise stated.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by Gratitude Health, Inc. (“Gratitude” or the “Company”) from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company’s management as well as estimates and assumptions made by the Company’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Company or Company’s management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, the Company’s operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Company’s management believes that the expectations reflected in the forward looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with the Company’s pro forma financial statements and the related notes filed with this Form 8-K.

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Item 1.01 Entry into a Material Definitive Agreement.

On October 18, 2018 (the “Closing Date”), Gratitude Health, Inc. (the “Company”) we closed a financing transaction by entering into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain accredited investors for an aggregate subscription amount of $150,000 (out of $300,000 total purchase price, the balance of which can be purchased on or before November 30, 2018). Pursuant to the Securities Purchase Agreement, the Company shall issue 750 shares of its Series C Convertible Preferred Stock (“Series C preferred stock”) at a purchase price of $200 per share (the “Shares”). The Securities Purchase Agreement contains customary and usual provisions for a transaction of this type including, but not limited to, representations and warranties by the Company regarding its business and financial condition and jurisdiction and choice of governing law in New York. Under the Securities Purchase Agreement, for three years from the closing date, each Purchaser that still owns outstanding Securities shall have the right to participate in any Subsequent Financing up to an amount equal to the product of (x) the percentage of all Shares issued to all Purchasers that were acquired by such Purchaser multiplied by (y) 50% multiplied by (z) the amount of the Subsequent Financing, on the same terms, conditions and price provided for in the Subsequent Financing. The Purchasers also are granted piggyback registration rights on all future registration statements. For so long as any purchaser of the Shares owns at least 10% of the total of number of shares issued, there are prohibitions limiting the ability to issue any variable rate debt or equity instruments (or enter into an agreement which has a variable rate feature for the purchase price of any such instrument) and for so long as there Shares outstanding, the investors holders have most favored nations protection for future issuances of securities as well as there being certain prohibitions against issuance of indebtedness by the Company. The Company shall also reserve the number of shares of stock at all times for issuance into which the Series C preferred stock can be converted.

The Series C preferred stock certificate of designation contains the following material terms.

●	There are 2,500 shares authorized.

●	The shares shall not accrued nor pay dividends except that if dividends are declared for other equity holders of the Company that Series C preferred stock shall participate on the same basis.

●	Except with respect to any future series of preferred stock of senior rank to the Preferred Shares in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company or the Preferred Shares and any future series of preferred stock of pari passu rank to the Preferred Shares in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company, all shares of capital stock of the Company shall be junior in rank to all Preferred Shares with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company.

●	The Series C preferred stock shall be convertible into common stock at a rate equal to the stated value of the shares being converted (at a rate of $200 per share) divided by $.05. Failure to effect a conversion within proscribed time periods will effect both liquidated damages and buy-in charges.

●	There are rights to be treated as common equity holders upon rights offerings and fundamental transactions.

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Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference.

The issuance of the securities described above were completed in accordance with the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended and Regulation D, promulgated thereunder.

Item 5.03 Amendment to the Certificate of Incorporation.

See Item 1.01 above for a description of the terms of the Series C preferred stock issued pursuant to the Certificate of Designation filed with the Nevada Secretary of State effective as of August 15, 2018, as amended on October 8, 2018.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Form of Amendment to Certificate of Designation
10.1	Form of Securities Purchase Agreement

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRATITUDE HEALTH, INC.

Date: October 23, 2018	By:	/s/ Roy G. Warren
Roy G. Warren, Chairman and CEO

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